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                                                                       Exhibit V


                          THE GOLDMAN SACHS GROUP, INC.

                                  COMMON STOCK
                           (PAR VALUE $.01 PER SHARE)

                             UNDERWRITING AGREEMENT
                             (ASIA/PACIFIC VERSION)



                                                                  August 1, 2000

Goldman Sachs (Asia) L.L.C.,
BOCI Asia Limited,
China Development Industrial Bank Inc.,
China International Capital Corporation (Hong Kong) Limited,
Daiwa Securities SB Capital Markets Hong Kong Limited,
The Development Bank of Singapore Ltd, HSBC Investment Bank Asia Limited, Jardine Fleming Securities Limited, Kokusai Securities (Hong Kong) Limited, Kotak Mahindra (International) Limited, The Nikko Merchant Bank (Singapore) Limited, Nomura International (Hong Kong) Limited, Samsung Securities Co., Ltd., Were Stockbroking Ltd,
     As representatives of the several Underwriters named in Schedule I hereto,
c/o Goldman Sachs (Asia) L.L.C.
68th Floor, Cheung Kong Center,
2 Queens Road,
Central, Hong Kong.

Ladies and Gentlemen:

         Certain stockholders of The Goldman Sachs Group, Inc., a Delaware corporation (the "Company"), named in Schedule II hereto (the "Selling Stockholders") propose, subject to the terms and conditions stated herein, to sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 1,000,000 shares (the "Firm Shares") of common stock, par value $.01 per share ("Stock"), of the Company and, at the election of the Underwriters, up to 150,000 additional shares (the "Optional Shares"), of Stock. The Estate of Bernice Pauahi Bishop is joining in and consenting to the sale of Stock by Kamehameha Activities Association, and for purposes of Sections 2, 4, 7 (to the extent provided in the U.S. Underwriting Agreement (as defined below)), 10, 11, 12, 13, 16 and the first paragraph following Section 16 only, as well as those Sections of the U.S. Underwriting Agreement that are incorporated by reference into this Agreement, all references to a Selling Stockholder shall include Kamehameha Activities Association and the Estate of Bernice Pauahi Bishop, jointly as if they were one Selling Stockholder. Without limiting the generality of the foregoing, the Estate of Bernice Pauahi Bishop intends to and hereby agrees

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to sell, pursuant to Section 2 hereof, all of its interest, if any, in the
274,693 shares of Stock held of record by Kamehameha Activities Association to be sold pursuant to this Agreement. The Firm Shares and the Optional Shares which the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the "Shares".

         It is understood and agreed to by all parties that the Selling Stockholders (including the Estate of Bernice Pauahi Bishop) are concurrently entering into an agreement, a copy of which is attached hereto (the "U.S. Underwriting Agreement"), providing for the sale by the Selling Stockholders of up to a total of 40,250,000 shares of Stock (the "U.S. Shares"), including the option to purchase additional shares thereunder, through arrangements with certain underwriters in the United States (the "U.S. Underwriters"), for whom Goldman, Sachs & Co., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Chase Securities Inc., Credit Suisse First Boston Corporation, Deutsche Bank Securities Inc., Donaldson, Lufkin & Jenrette Securities Corporation, A.G. Edwards & Sons, Inc., FleetBoston Robertson Stephens Inc., Edward D. Jones & Co., L.P., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, PaineWebber Incorporated, Prudential Securities Incorporated and Salomon Smith Barney, Inc. are acting as representatives, and an agreement (the "International Underwriting Agreement") providing for the sale by the Selling Stockholders (including the Estate of Bernice Pauahi Bishop) of up to a total of 4,600,000 shares of Stock (the "International Shares"), including the option to purchase additional shares thereunder, through arrangements with certain underwriters outside the United States and the Asia/Pacific region (the "International Underwriters"), for whom Goldman Sachs International, ABN AMRO Rothschild, Bayerische Hypo- und Vereinsbank AG, BNP Paribas, Cazenove & Co., Commerzbank Aktiengesellschaft, Deutsche Bank AG London, ING Barings Limited, as agent for ING Bank N.V., London Branch, Kleinwort Benson Limited, MEDIOBANCA - Banca di Credito Finanziario S.p.A., Societe Generale and UBS AG, acting through its business group UBS Warburg, are acting as lead managers. Anything herein or therein to the contrary notwithstanding, the respective closings under this Agreement, the U.S. Underwriting Agreement and the International Underwriting Agreement are hereby expressly made conditional on one another. The Underwriters hereunder, the U.S. Underwriters and the International Underwriters are simultaneously entering into an Agreement among U.S., International and Asia/Pacific Underwriting Syndicates (the "Agreement among Syndicates") which provides, among other things, that Goldman, Sachs & Co. shall act as global coordinator for the offering of shares of Stock, for the transfer of shares of Stock among the three syndicates and for consultation by the Lead Managers hereunder with Goldman, Sachs & Co. prior to exercising the rights of the Underwriters under Section 7 hereof.

         Three forms of prospectus are to be used in connection with the offering and sale of shares of Stock contemplated by the foregoing, one relating to the Shares hereunder, one relating to the International Shares and the other relating to the U.S. Shares. The other two forms of prospectus will be identical to the Asia/Pacific Prospectus except for the front cover page, the back cover page, the text under the caption "Underwriting" and for the addition of a section captioned "Certain United States Tax Consequences to Non-U.S. Holders of Common Stock" in the International and Asia/Pacific Prospectuses. Except as used in Sections 2, 3, 4, 9 and 11 herein, and except as the context may otherwise require, references hereinafter to the Shares shall include all of the shares of Stock which may be sold pursuant to either this Agreement, the International Underwriting Agreement or the U.S. Underwriting Agreement, and references herein to any prospectus whether in preliminary or final form, and whether as amended or supplemented, shall include the U.S., the Asia/Pacific and the international versions thereof.


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         In addition, this Agreement incorporates by reference certain provisions from the U.S. Underwriting Agreement (including the related definitions of terms, which are also used elsewhere herein) and, for purposes of applying the same, references (whether in these precise words or their equivalent) in the incorporated provisions to the "Underwriters" shall be to the Underwriters hereunder, to the "Shares" shall be to the Shares hereunder as just defined, to "this Agreement" (meaning therein the U.S. Underwriting Agreement) shall be to this Agreement (except where this Agreement is already referred to or as the context may otherwise require) and to the representatives of the Underwriters or to Goldman, Sachs & Co. shall be to the addressees of this Agreement and to Goldman Sachs (Asia) L.L.C. ("GSA"), and, in general, all such provisions and defined terms shall be applied mutatis mutandis as if the incorporated provisions were set forth in full herein having regard to their context in this Agreement as opposed to the U.S. Underwriting Agreement.

         1. The Company and each of the several Selling Stockholders hereby make to the Underwriters the same respective representations, warranties and agreements as are set forth in Section 1 of the U.S. Underwriting Agreement, which Section is incorporated herein by this reference.

         2. Subject to the terms and conditions herein set forth, (a) each of the Selling Stockholders, severally and not jointly (except that Kamehameha Activities Association and the Estate of Bernice Pauahi Bishop are acting jointly), agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from each of the Selling Stockholders, at the purchase price per share of $97.00, the number of Firm Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm Shares to be sold by each of the Selling Stockholders as set forth opposite their respective names in
Schedule II hereto by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm Shares to be purchased by all of the Underwriters from all of the Selling Stockholders hereunder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Selling Stockholders agree, as and to the extent indicated in Schedule II hereto, severally and not jointly, to sell to the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from each of the Selling Stockholders, as and to the extent indicated in Schedule II hereto, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

         The Selling Stockholders, as and to the extent indicated in Schedule II hereto, hereby grant, severally and not jointly, to the Underwriters the right to purchase at their election up to 150,000 Optional Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering overallotments in the sale of the Firm Shares. Any such election to purchase Optional Shares shall be made in proportion to the Optional Shares to be sold by each Selling Stockholder. Any such election to purchase Optional Shares may be exercised only by written

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notice from you to the Attorneys-in-Fact, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Attorneys-in-Fact otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

         3. Upon the authorization by GSA of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus and in the forms of Agreement among Underwriters (Asia/Pacific Version) and Selling Agreement (Asia/Pacific Version), which have been previously submitted to the Company by you. Each Underwriter hereby makes to and with the Company and the Selling Stockholders the representations and agreements of such Underwriter as a member of the selling group contained in Sections 3(f) and 3(g) of the form of Selling Agreement (Asia/Pacific Version).

         4. (a) The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as GSA may request upon at least forty-eight hours' prior notice to the Selling Stockholders, shall be delivered by or on behalf of the Selling Stockholders to GSA, including, at the option of GSA, through the facilities of The Depository Trust Company ("DTC"), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified to GSA by the Custodian at least forty-eight hours in advance. Kamehameha Activities Association and the Estate of Bernice Pauahi Bishop agree that Kamehameha Activities Association will receive payment for the Shares to be sold jointly by them. The Selling Stockholders will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004 or at the office of DTC or its designated custodian, as the case may be (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., New York City time, on August 7, 2000 or on such other time and date as GSA and the Selling Stockholders may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York City time, on the date specified by GSA in the written notice given by GSA of the Underwriters' election to purchase such Optional Shares, or such other time and date as GSA and the Selling Stockholders may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery", such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

             (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 of the U.S. Underwriting Agreement, including the cross-receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 7(p) of the U.S. Underwriting Agreement, will be delivered at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York 10004 (the "Closing Location"), and the Shares will be delivered at the Designated Office, all at each Time of Delivery. A meeting will be held at the Closing Location at 2:30 p.m., New York City time, on the second New York Business Day next preceding each Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday,

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Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

         5. The Company hereby makes with the Underwriters the same agreements as are set forth in Section 5 of the U.S. Underwriting Agreement, which Section is incorporated herein by this reference.

         6. The Company, each of the Selling Stockholders, and the Underwriters hereby agree with respect to certain expenses on the same terms as are set forth in Section 6 of the U.S. Underwriting Agreement, which Section is incorporated herein by this reference.

         7. Subject to the provisions of the Agreement among Syndicates, the obligations of the Underwriters hereunder shall be subject, in their discretion, at each Time of Delivery to the condition that all representations and warranties and other statements of the Company and the Selling Stockholders herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Selling Stockholders shall have performed all of their respective obligations hereunder theretofore to be performed, and additional conditions identical to those set forth in Section 7 of the U.S. Underwriting Agreement, which Section is incorporated herein by this reference.

         8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through GSA expressly for use therein.

             (b) Each Selling Stockholder, severally and not jointly, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon

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and in conformity with written information furnished to the Company by such
Selling Stockholder expressly for use therein; and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that such Selling Stockholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through GSA expressly for use therein; provided, further, that the liability of a Selling Stockholder pursuant to this subsection (b) shall not exceed the amount of net proceeds received by such Selling Stockholder from the sale of its Shares pursuant to this Agreement. For purposes of this Section 8(b), written information furnished to the Company by Kamehameha Activities Association expressly for use in any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto shall be deemed to include any written information furnished to the Company by the Estate of Bernice Pauahi Bishop for use in any of the foregoing.

             (c) Each Underwriter will indemnify and hold harmless the Company and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through GSA expressly for use therein; and will reimburse the Company and each Selling Stockholder for any legal or other expenses reasonably incurred by the Company or such Selling Stockholder in connection with investigating or defending any such action or claim as such expenses are incurred.

             (d) Promptly after receipt by an indemnified party under subsection
(a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying

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party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought under this Section 8 (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

             (e) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders taken together on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders taken together on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus, and for purposes of the allocation of benefits under this sentence the Company shall be deemed to have received all of the benefits received by the Selling Stockholder. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, each of the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and no Selling Stockholder shall be required to contribute an amount that, together with

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

any other payments made pursuant to this Section 8, exceeds the net proceeds received by such Selling Stockholder from the sale of its Shares pursuant to this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

             (f) The obligations of the Company and the Selling Stockholders under this Section 8 shall be in addition to any liability which the Company and the respective Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company or any Selling Stockholder within the meaning of the Act.

         9. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Selling Stockholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Selling Stockholders that you have so arranged for the purchase of such Shares, or the Selling Stockholders notify you that they have so arranged for the purchase of such Shares, you or the Selling Stockholders shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

             (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, then the Selling Stockholders shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

             (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds


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

one-eleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, or if the Selling Stockholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Selling Stockholders to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Selling Stockholders, except for the expenses to be borne by the Company and the Selling Stockholders and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Stockholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company or any of the Selling Stockholders, or any officer or director or controlling person of the Company or any controlling person of any Selling Stockholder, and shall survive delivery of and payment for the Shares.

         Anything herein to the contrary notwithstanding, the indemnity agreements of the Company in subsection (a) of Section 8 hereof, the representations and warranties of the Company in subsections (a)(ii), (a)(iii) and (a)(iv) of Section 1 of the U.S. Underwriting Agreement incorporated by reference herein and any representation or warranty as to the accuracy of the Registration Statement or the Prospectus contained in any certificate furnished by the Company pursuant to Section 7 hereof, insofar as they may constitute a basis for indemnification for liabilities (other than payment by the Company of expenses incurred or paid in the successful defense of any action, suit or proceeding) arising under the Act, shall not extend to the extent of any interest therein of a controlling person of an Underwriter who is a director or officer who signed the Registration Statement or controlling person of the Company when the Registration Statement has become effective, except in each case to the extent that an interest of such character shall have been determined by a court of appropriate jurisdiction as not against public policy as expressed in the Act. Unless in the opinion of counsel for the Company the matter has been settled by controlling precedent, the Company will, if a claim for such indemnification is asserted, submit to a court of appropriate jurisdiction the question whether such interest is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         11. If this Agreement shall be terminated pursuant to Section 9 hereof, none of the Company or the Selling Stockholders shall then be under any liability to any Underwriter except as provided in Section 6 and Section 8 hereof; but, if for any other reason any Shares are not delivered by or on behalf of the Selling Stockholders as provided herein, the Company will reimburse the Underwriters through GSA for all out-of-pocket expenses approved in writing by GSA, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company and the Selling Stockholders shall then be under no further liability to any Underwriter in respect of the Shares not so delivered except as provided in Sections 6 and 8 hereof.

         12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by GSA on behalf of you as the representatives of the Underwriters; and in all dealings with any Selling Stockholder hereunder, you and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of such Selling Stockholder made or given by any or all of the Attorneys-in-Fact for such Selling Stockholder.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the Underwriters in care of GSA, 68th Floor, Cheung Kong Center, 2 Queens Road Central, Hong Kong, Attention: General Counsel, facsimile transmission No. (852) 2978 0440; if to any Selling Stockholder shall be delivered or sent by mail, telex or facsimile transmission to such Selling Stockholder at its address set forth in Schedule II hereto; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention:
Secretary; provided, however, that any notice to an Underwriter pursuant to
Section 8(d) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company or the Selling Stockholders by GSA upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Stockholders and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company, any Selling Stockholder or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         14. Time shall be of the essence of this Agreement.

         15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

         16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us three counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and each of the Selling Stockholders. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters (Asia/Pacific Version), the form of which shall be furnished to the Company and the Selling Stockholders for examination upon request, but without warranty on your part as to the authority of the signers thereof.

         Any person executing and delivering this Agreement as Attorney-in-Fact for a Selling Stockholder represents by so doing that he has been duly appointed as Attorney-in-Fact by such Selling Stockholder pursuant to a validly existing and binding Power of Attorney which authorizes such Attorney-in-Fact to take such action.

                                         Very truly yours,

                                         The Goldman Sachs Group, Inc.

                                         By:     /s/ David A. Viniar
                                             ----------------------------------
                                             Name: David A. Viniar
                                             Title:    Chief Financial Officer

                                      Sumitomo Bank Capital Markets, Inc.

                                      By:      /s/ Natsuo Okada
                                          -------------------------------------
                                          Name: Natsuo Okada
                                          Title:    President

                                      Kamehameha Activities Association

                                      By:    /s/ Wallace G.K. Chin
                                          -------------------------------------
                                          Name: Wallace G.K. Chin
                                          Title:    President

                                      The Trustees of the Estate of
                                      Bernice Pauahi Bishop

                                          /s/ Francis A. Keala
                                          -------------------------------------
                                          /s/ Constance H. Lau
                                          -------------------------------------
                                          /s/ David P. Coon
                                          -------------------------------------

                                                         *
                                          -------------------------------------
                                                 Bradley I. Abelow

                                                         *
                                          -------------------------------------
                                                  Andrew M. Alper

                                                         *
                                          -------------------------------------
                                               Armen A. Avanessians

                                                         *
                                          -------------------------------------
                                                   David M. Baum

                                                         *
                                          -------------------------------------
                                                   Ron E. Beller

                                                         *
                                          -------------------------------------
                                                Milton R. Berlinski

                                                         *
                                          -------------------------------------
                                                Lloyd C. Blankfein

                                                         *
                                          -------------------------------------
                                                  David W. Blood

                                                         *
                                          -------------------------------------
                                           The Daniel G. Brennan Family
                                                Limited Partnership

                                                         *
                                          -------------------------------------
                                               Peter L. Briger, Jr.

                                                         *
                                          -------------------------------------
                                                 Richard J. Bronks

                                                         *
                                          -------------------------------------
                                               Lawrence R. Buchalter

                                                         *
                                          -------------------------------------
                                              Christopher J. Carrera

                                                         *
                                          -------------------------------------
                                                  Mary Ann Casati

                                                         *
                                          -------------------------------------
                                                   Anahue Trust

                                                         *
                                          -------------------------------------
                                                Zachariah Cobrinik

                                                         *
                                          -------------------------------------
                                                   Gary D. Cohn

                                                         *
                                          -------------------------------------
                                                Christopher A. Cole

                                                         *
                                          -------------------------------------
                                                Carlos A. Cordeiro

                                                         *
                                          -------------------------------------
                                                   Henry Cornell

                                                         *
                                          -------------------------------------
                                                  Jon S. Corzine

                                                         *
                                          -------------------------------------
                                               Frank L. Coulson, Jr.

                                                         *
                                          -------------------------------------
                                                 Randolph L. Cowen

                                                         *
                                          -------------------------------------
                                                Timothy D. Dattels

                                                         *
                                          -------------------------------------
                                                   Gavyn Davies

                                                         *
                                          -------------------------------------
                                                 David A. Dechman

                                                         *
                                          -------------------------------------
                                              Robert V. Delaney, Jr.

                                                         *
                                          -------------------------------------
                                               Alexander C. Dibelius

                                                         *
                                          -------------------------------------
                                                  John O. Downing

                                                         *
                                          -------------------------------------
                                                 C. Steven Duncker

                                                         *
                                          -------------------------------------
                                                  Glenn P. Earle

                                                         *
                                          -------------------------------------
                                                   Paul S. Efron

                                                         *
                                          -------------------------------------
                                              Pieter Maarten Feenstra

                                                         *
                                          -------------------------------------
                                                  Lawton W. Fitt

                                                         *
                                          -------------------------------------
                                                   David B. Ford

                                                         *
                                          -------------------------------------
                                                  Edward C. Forst

                                                         *
                                          -------------------------------------
                                               Christopher G. French

                                                         *
                                          -------------------------------------
                                                Richard A. Friedman

                                                         *
                                          -------------------------------------
                                                  Joseph D. Gatto

                                                         *
                                          -------------------------------------
                                                 Peter C. Gerhard

                                                         *
                                          -------------------------------------
                                               Jeffrey B. Goldenberg

                                                              *
                                           --------------------------------
                                                   Jacob D. Goldfield

                                                              *
                                           --------------------------------
                                                    Amy O. Goodfriend

                                                              *
                                           --------------------------------
                                                    Andrew M. Gordon

                                                              *
                                           --------------------------------
                                                    Geoffrey T. Grant

                                                              *
                                           --------------------------------
                                                    Joseph D. Gutman

                                                              *
                                           --------------------------------
                                                   Robert S. Harrison

                                                              *
                                           --------------------------------
                                                    Thomas J. Healey

                                                              *
                                           --------------------------------
                                                    Sylvain M. Hefes

                                                              *
                                           --------------------------------
                                                      Vyrona Trust

                                                              *
                                           --------------------------------
                                                     David B. Heller

                                                              *
                                           --------------------------------
                                                      Mary C. Henry

                                                              *
                                           --------------------------------
                                               Jacquelyn M. Hoffman-Zehner

                                                              *
                                           --------------------------------
                                                      M. Blair Hull

                                                              *
                                           --------------------------------
                                                    Timothy J. Hunter

                                                              *
                                           --------------------------------
                                                       Fern Hurst

                                                              *
                                           --------------------------------
                                                     Robert J. Hurst

                                                              *
                                           --------------------------------
                                                  Timothy J. Ingrassia

                                                              *
                                           --------------------------------
                                                   Reuben Jeffery III

                                                              *
                                           --------------------------------
                                                   Stefan J. Jentzsch

                                                              *
                                           --------------------------------
                                                     Barry A. Kaplan

                                                              *
                                           --------------------------------
                                                     Robert J. Katz

                                                              *
                                           --------------------------------
                                                    Kevin W. Kennedy

                                                              *
                                           --------------------------------
                                                  Douglas W. Kimmelman

                                                              *
                                           --------------------------------
                                                   Bradford C. Koenig

                                                              *
                                           --------------------------------
                                                   Jonathan L. Kolatch

                                                              *
                                           --------------------------------
                                                    David G. Lambert

                                                              *
                                           --------------------------------
                                                   Thomas D. Lasersohn

                                                              *
                                           --------------------------------
                                                  Matthew G. L'Heureux

                                                              *
                                           --------------------------------
                                                   Lawrence H. Linden

                                                              *
                                           --------------------------------
                                                    Robert Litterman

                                                              *
                                           --------------------------------
                                                 Robert H. Litzenberger

                                                              *
                                           --------------------------------
                                                       James Lodas

                                                              *
                                           --------------------------------
                                                   Jonathan M. Lopatin

                                                              *
                                           --------------------------------
                                                    Michael R. Lynch

                                                              *
                                           --------------------------------
                                                     Ronald G. Marks

                                                              *
                                           --------------------------------
                                                      Eff W. Martin

                                                              *
                                           --------------------------------
                                                     John P. McNulty

                                                              *
                                           --------------------------------
                                                      E. Scott Mead

                                                              *
                                           --------------------------------
                                                    T. Willem Mesdag

                                                              *
                                           --------------------------------
                                                     Eric M. Mindich

                                                              *
                                           --------------------------------
                                                    Steven T. Mnuchin

                                                              *
                                           --------------------------------
                                                    Karsten N. Moller

                                                              *
                                           --------------------------------
                                                 The Karsten Moller and
                                                Barbara Kahn-Moller Trust

                                                              *
                                           --------------------------------
                                                    Thomas K. Montag

                                                              *
                                           --------------------------------
                                                  Robert B. Morris III

                                                              *
                                           --------------------------------
                                                   Michael P. Mortara

                                                              *
                                           --------------------------------
                                                Sharmin Mossavar-Rahmani

                                                              *
                                           --------------------------------
                                                     Edward A. Mule

                                                              *
                                           --------------------------------
                                                  Thomas S. Murphy, Jr.

                                                              *
                                           --------------------------------
                                                       Avi M. Nash

                                                              *
                                           --------------------------------
                                                    Daniel M. Neidich

                                                              *
                                           --------------------------------
                                                     Kipp M. Nelson

                                                              *
                                           --------------------------------
                                                     Robin Neustein

                                                              *
                                           --------------------------------
                                                 Suzanne M. Nora Johnson

                                                              *
                                           --------------------------------
                                                  Michael E. Novogratz

                                                              *
                                           --------------------------------
                                                      Majix Limited

                                                              *
                                           --------------------------------
                                                   Terence J. O'Neill

                                                              *
                                           --------------------------------
                                                   Timothy J. O'Neill

                                                              *
                                           --------------------------------
                                                 Donald C. Opatrny, Jr.

                                                              *
                                           --------------------------------
                                                    Robert J. O'Shea

                                                              *
                                           --------------------------------
                                                     Greg M. Ostroff

                                                              *
                                           --------------------------------
                                                     Robert J. Pace

                                                              *
                                           --------------------------------
                                                     Gregory K. Palm

                                                              *
                                           --------------------------------
                                                     Scott M. Pinkus

                                                              *
                                           --------------------------------
                                                     John J. Powers

                                                              *
                                           --------------------------------
                                                    Michael A. Price

                                                              *
                                           --------------------------------
                                                     Scott S. Prince

                                                              *
                                           --------------------------------
                                                    Stephen D. Quinn

                                                              *
                                           --------------------------------
                                                    Michael G. Rantz

                                                              *
                                           --------------------------------
                                                     Girish V. Reddy

                                                              *
                                           --------------------------------
                                                  Arthur J. Reimers III

                                                              *
                                           --------------------------------
                                                   James P. Riley, Jr.

                                                              *
                                           --------------------------------
                                                   Simon M. Robertson

                                                              *
                                           --------------------------------
                                                     J. David Rogers

                                                              *
                                           --------------------------------
                                                     Emmanuel Roman

                                                              *
                                           --------------------------------
                                                       Rayas Trust

                                                              *
                                           --------------------------------
                                                   Ralph F. Rosenberg

                                                              *
                                           --------------------------------
                                                  Stuart M. Rothenberg

                                                              *
                                           --------------------------------
                                                   Michael S. Rubinoff

                                                              *
                                           --------------------------------
                                                    Richard M. Ruzika

                                                              *
                                           --------------------------------
                                                     Jeri Lynn Ryan

                                                              *
                                           --------------------------------
                                                     Michael D. Ryan

                                                              *
                                           --------------------------------
                                                     Joseph Sassoon

                                                              *
                                           --------------------------------
                                                    Muneer A. Satter

                                                              *
                                           --------------------------------
                                                   Jonathan S. Savitz

                                                              *
                                           --------------------------------
                                                      Peter Savitz

                                                              *
                                           --------------------------------
                                                   Howard B. Schiller

                                                              *
                                           --------------------------------
                                                    Antoine Schwartz

                                                              *
                                           --------------------------------
                                                    Eric S. Schwartz

                                                              *
                                           --------------------------------
                                                 Charles B. Seelig, Jr.

                                                              *
                                           --------------------------------
                                                    Steven M. Shafran

                                                              *
                                           --------------------------------
                                                   Richard G. Sherlund

                                                              *
                                           --------------------------------
                                                   Michael S. Sherwood

                                                              *
                                           --------------------------------
                                                  Howard A. Silverstein

                                                              *
                                           --------------------------------
                                                      Dinakar Singh

                                                              *
                                           --------------------------------
                                                 Christian J. Siva-Jothy

                                                              *
                                           --------------------------------
                                                      Cody J Smith

                                                              *
                                           --------------------------------
                                                    Jonathan S. Sobel

                                                              *
                                           --------------------------------
                                                     Marc A. Spilker

                                                              *
                                           --------------------------------
                                                    Daniel W. Stanton

                                                              *
                                           --------------------------------
                                                     Esta E. Stecher

                                                              *
                                           --------------------------------
                                                    Cathrine S. Steck

                                                              *
                                           --------------------------------
                                                    Fredric E. Steck

                                                              *
                                           --------------------------------
                                                      HJS2 Limited

                                                              *
                                           --------------------------------
                                                    Melalula Limited

                                                              *
                                           --------------------------------
                                                      Gene T. Sykes

                                                              *
                                           --------------------------------
                                                     Mark R. Tercek

                                                              *
                                           --------------------------------
                                                    Donald F. Textor

                                                              *
                                           --------------------------------
                                                   John R. Tormondsen

                                                              *
                                           --------------------------------
                                                    Leslie C. Tortora

                                                              *
                                           --------------------------------
                                                  John L. Townsend III

                                                              *
                                           --------------------------------
                                                     Byron D. Trott

                                                              *
                                           --------------------------------
                                                   Robert B. Tudor III

                                                              *
                                           --------------------------------
                                                   Malcolm B. Turnbull

                                                              *
                                           --------------------------------
                                               M.B. Turnbull Pty, Limited

                                                              *
                                           --------------------------------
                                                      John E. Urban

                                                              *
                                           --------------------------------
                                                      Lee G. Vance

                                                              *
                                           --------------------------------
                                                   George H. Walker IV

                                                              *
                                           --------------------------------
                                                  Thomas B. Walker III

                                                              *
                                           --------------------------------
                                                     Patrick J. Ward

                                                              *
                                           --------------------------------
                                                  George W. Wellde, Jr.

                                                              *
                                           --------------------------------
                                                 Kendrick R. Wilson III

                                                              *
                                           --------------------------------
                                                     Jon Winkelried

                                                              *
                                           --------------------------------
                                                     Steven J. Wisch

                                                              *
                                           --------------------------------
                                                    Richard E. Witten

                                                              *
                                           --------------------------------
                                                  Tracy R. Wolstencroft

                                                              *
                                           --------------------------------
                                                        Danny Yee

                                                              *
                                           --------------------------------
                                                    Gregory H. Zehner

                                                              *
                                           --------------------------------
                                                    Joseph R. Zimmel

                                                              *
                                           --------------------------------
                                                      Barry Zubrow

                                                              *
                                           --------------------------------
                                                     Mark A. Zurack



*By:     /s/ John A. Thain
     -------------------------------------
         John A. Thain
         Attorney-in-Fact

Accepted as of the date hereof:

Goldman Sachs (Asia) L.L.C.
BOCI Asia Limited
China Development Industrial Bank Inc.
China International Capital Corporation (Hong Kong) Limited
Daiwa Securities SB Capital Markets Hong Kong Limited
The Development Bank of Singapore Ltd
HSBC Investment Bank Asia Limited
Jardine Fleming Securities Limited
Kokusai Securities (Hong Kong) Limited
Kotak Mahindra (International) Limited
The Nikko Merchant Bank (Singapore) Limited
Nomura International (Hong Kong) Limited
Samsung Securities Co., Ltd.
Were Stockbroking Ltd




By: Goldman Sachs (Asia) L.L.C.


By:      /s/ Frederick J. Knecht
    -----------------------------------------
         (Attorney-in-Fact)
         On behalf of each of the Underwriters